Rule 497(k)

Registration Nos. 333-33607 and 811-08333

NUVEEN SYMPHONY INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED JULY 30, 2010

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009,

AS PREVIOUSLY SUPPLEMENTED JULY 1, 2010

Gunther Stein and Ross Sakamoto have been named portfolio managers of the International Equity Fund, succeeding Eric Olson, who is no longer portfolio manager of the fund.

Mr. Stein, Director of Investment Strategies at Symphony Asset Management LLC, the fund’s sub-adviser, has managed the fund since July 30, 2010.

Mr. Sakamoto, Director of Equity at Symphony, has managed the fund since July 30, 2010.

MGN-SITE2-0710P